Dreyfus
Liquid Assets, Inc.

SEMIANNUAL REPORT
June 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                            Liquid Assets, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Liquid Assets, Inc., covering the six-month period from January 1, 2001 through June 30, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Patricia A. Larkin, Senior Portfolio Manager.

While the first half of 2001 was difficult for the U.S. economy, we have recently seen signs that economic improvement may be in sight. The Federal
Reserve   Board's  aggressive  easing  of  monetary  policy  produced  a  2.75 percentage-point drop in short-term interest rates during the reporting period, a move designed to help revive the economy by reducing borrowing costs for corporations and consumers. Approval of the $1.3 trillion federal tax cut should further stimulate economic growth, as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current borderline recession may give way to renewed economic growth later this year.

Of course, our economic perspective may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 16, 2001




DISCUSSION OF FUND PERFORMANCE

Patricia A. Larkin, Senior Portfolio Manager

How did Dreyfus Liquid Assets, Inc. perform during the period?

For the six-month period ended June 30, 2001, Dreyfus Liquid Assets, Inc. produced an annualized yield of 4.92% . Taking into account the effects of compounding, the fund produced an annualized effective yield of 5.03%.(1)

We attribute the fund's performance to declining interest rates in a sluggish economy. However, the fund's long-weighted average maturity throughout the six-month period helped maintain then current high yields for as long as we deemed practical.

What is the fund's investment approach?

The fund seeks as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the fund invests in a diversified portfolio of high quality, short-term debt securities. These include securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, short-term securities issued by domestic or foreign branches of U.S. banks, repurchase agreements, asset-backed securities, commercial paper and other short-term obligations of U.S. issuers. Normally, the fund invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations.

What other factors influenced the fund's performance?

The fund continued to be primarily influenced by slowing economic growth and falling interest rates during the reporting period. The U.S. economy was already showing signs of slowing when the reporting period began in January 2001, with Gross Domestic Product ("GDP") for the fourth quarter of 2000 declining to an anemic 1.0% growth rate. The Federal Reserve Board (the "Fed") responded quickly to this lackluster growth by reducing interest rates by 0.50 percentage points

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

on January 3, 2001, between meetings of its policymaking arm, the Federal Open Market Committee ("FOMC"). The Fed was apparently reacting to weak retail sales, higher energy prices, diminishing consumer confidence and softening manufacturing activity, which were threatening to push the economy into recession. During the last week of January, the Fed cut interest rates by another 0.50 percentage points.

In February, better than expected employment data also did little to reassure investors, who widely expected the Fed to reduce interest rates again at the FOMC meeting in March. Indeed, the Fed cut rates by another 0.50 percentage points at the March meeting. Despite these aggressive moves, GDP growth was little changed during the first quarter of 2001, growing at an annualized rate of 1.1%.

The Fed's aggressive campaign to avoid a recession continued throughout the second quarter of 2001, with a 0.50 percentage-point interest-rate reduction in April, between regularly scheduled FOMC meetings, and again in May. The most recent rate cut of the reporting period occurred at the scheduled FOMC meeting in June, when the Fed reduced short-term interest rates by 0.25 percentage points, citing lower profitability, reduced business capital spending, weak expansion of consumption and slower overseas growth as key factors behind its decision.

So far in 2001, the Fed has reduced interest rates a total of 2.75 percentage points. Of course, money market yields have declined commensurately. Throughout the reporting period, we consistently maintained a long-weighted average maturity for the fund. This position was designed to maintain then current yields for a longer time in a declining interest-rate environment.


What is the fund's current strategy?

The economy has shown some signs of stabilizing. Recent economic data, including a higher level of manufacturing activity, continued consumer spending, rising consumer confidence and low inflation, may be pointing toward a more optimistic economic outlook for the second half of 2001.

In our current view, the evidence to date suggests that the Fed will likely continue its efforts to return the economy to more solid footing. By maintaining a long-weighted average maturity, we believe the fund is well positioned for such a scenario. Of course we continue to monitor any events that may affect the short-term markets and will respond if and as we deem appropriate.

July 16, 2001

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

June 30, 2001 (Unaudited)



                                                                                              Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--19.6%                                               Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Comerica Bank

   7.03%, 7/24/2001                                                                         100,000,000               99,997,167

Comerica Bank

   3.90%, 8/14/2001                                                                          70,000,000  (a)          70,000,000

First Union National Bank

   3.81%-3.92%, 11/13/2001-6/24/2002                                                        270,000,000  (a)         270,000,000

Firstar Bank N.A.

   4.30%-4.33%, 5/2/2002-5/3/2002                                                           200,000,000              199,991,855

Michigan National Bank

   6.80%-6.94%, 8/6/2001-9/5/2001                                                           135,000,000              135,006,130

Union Bank of California, N.A.

   4.25%-6.75%, 7/27/2001-9/17/2001                                                         250,000,000              250,000,000

Wilmington Trust Co.

   5.40%-6.62%, 7/18/2001-11/19/2001                                                        200,000,000              200,004,932

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $1,225,000,084)                                                                                           1,225,000,084
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--46.4%
------------------------------------------------------------------------------------------------------------------------------------

Abbey National North America

   5.16%-5.44%, 7/2/2001-7/17/2001                                                          121,359,000              121,256,548

Allied Irish Banks N.A. Inc.

   4.58%, 9/19/2001                                                                          50,000,000               49,502,222

ANZ (DE) Inc.

   3.75%, 9/13/2001                                                                          44,000,000               43,663,547

Barclays U.S. Funding Corp.

   3.60%, 9/27/2001                                                                          50,000,000               49,563,667

BCI Funding Corp.

   4.28%, 7/19/2001                                                                         100,000,000               99,788,000

Bear Stearns Cos. Inc.

   3.80%-4.32%, 7/12/2001-9/14/2001                                                         175,000,000              174,281,722

Canadian Imperial Holdings Inc.

   5.43%-6.00%, 7/16/2001-9/18/2001                                                         150,000,000              149,149,876

CBA (Delaware) Finance Inc.

   4.71%, 7/9/2001                                                                           90,000,000               89,907,000

General Electric Capital Corp.

   4.10%-4.62%, 7/2/2001-8/16/2001                                                          275,000,000              273,890,536

Internationale Nederlanden (U.S.) Funding Corp.

   3.91%, 11/9/2001                                                                          50,000,000               49,302,243

J.P. Morgan Chase & Co.

   3.90%-3.91%, 7/27/2001-7/30/2001                                                         200,000,000              199,406,417


                                                                                              Principal
COMMERCIAL PAPER (CONTINUED)                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Lehman Brothers Holdings Inc.

   4.32%-4.71%, 9/28/2001-1/15/2002                                                         300,000,000              294,845,667

Madison Funding Corp.

   4.01%, 7/10/2001                                                                          25,050,000               25,024,950

Moriarty Ltd

   3.63%-4.28%, 7/23/2001-9/24/2001                                                         200,000,000              198,595,750

MPS U.S. Commercial Paper Corp.

   3.64%-3.82%, 8/6/2001-9/25/2001                                                          100,000,000               99,379,403

Paradigm Funding LLC

   3.80%, 9/14/2001                                                                          75,000,000               74,412,500

Salomon Smith Barney Holdings Inc.

   4.10%, 7/2/2001                                                                          150,000,000              149,982,917

Societe Generale N.A. Inc.

   5.43%, 7/16/2001                                                                          75,000,000               74,834,687

Stadshypotek AB

   3.65%-3.80%, 9/12/2001-9/14/2001                                                         225,000,000              223,290,486

Swedbank Inc.

   4.71%, 7/6/2001                                                                          100,000,000               99,935,278

Toronto-Dominion Holdings USA Inc.

   3.61%, 9/28/2001                                                                         150,000,000              148,674,271

UBS Finance Delaware LLC

   4.14%, 7/2/2001                                                                          153,000,000              152,982,405

Unicredit (DE) Inc.

   4.75%, 7/3/2001                                                                           60,000,000               59,984,366

TOTAL COMMERCIAL PAPER

   (cost $2,901,654,458)                                                                                           2,901,654,458
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE NOTES--20.2%
------------------------------------------------------------------------------------------------------------------------------------

Bear Stearns Cos. Inc.

   3.85%-3.90%, 7/23/2001-12/7/2001                                                         120,000,000  (a)         120,002,640

Beta Finance Inc.

   3.85%, 7/5/2002-7/9/2002                                                                  81,000,000  (a)          81,000,000

Beta Finance Inc

   4.10%, 6/12/2002                                                                          85,000,000               84,995,971

CC ( USA) Inc.

   4.12%, 6/10/2002                                                                         100,000,000              100,000,000

CC (USA) Inc.

   3.85%, 7/5/2002-7/10/2002                                                                 24,000,000  (a)          24,000,000

General Motors Acceptance Corp.

   3.87%, 12/10/2001                                                                         32,500,000  (a)          32,522,059

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
CORPORATE NOTES (CONTINUED)                                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

K2 (USA) LLC

   3.85%-3.86%, 7/1/2002-7/5/2002                                                           200,000,000  (a)         200,000,000

Key Bank N.A.

   3.84%-3.89%, 8/28/2001-1/9/2002                                                          150,000,000  (a)         150,000,000

Merrill Lynch & Co. Inc.

   4.14%-4.80%, 4/12/2002-6/7/2002                                                          150,000,000              150,000,000

Merrill Lynch & Co. Inc.

   3.90%, 3/5/2002                                                                          100,000,000  (a)         100,000,000

Sigma Finance Inc.

   3.81%-4.25%, 5/20/2002-7/2/2002                                                           75,000,000               75,000,000

Sigma Finance Inc.

   3.81%, 2/4/2002-3/8/2002                                                                 150,000,000  (a)         150,000,000

TOTAL CORPORATE NOTES

   (cost$1,267,520,670)                                                                                            1,267,520,670
------------------------------------------------------------------------------------------------------------------------------------

PROMISSORY NOTES--4.4%
------------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs Group Inc.

  4.16%-5.04%, 8/24/2001-2/15/2002

   (cost $275,000,000)                                                                      275,000,000  (b)         275,000,000
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM BANK NOTES--11.9%
------------------------------------------------------------------------------------------------------------------------------------

American Express Centurion Bank

   3.92%, 7/5/2001                                                                           50,000,000  (a)          50,000,000

Bank of America N.A.

   4.80%, 3/15/2002                                                                         100,000,000              100,000,000

Bank of New York

   4.78%, 3/15/2002                                                                          50,000,000               49,991,489

Bank One N.A.

   4.26%-5.32%, 7/24/2001-4/25/2002                                                          95,000,000               95,000,000

Bank One N.A.

   3.81%, 1/11/2002                                                                          50,000,000  (a)          49,994,685

Key Bank N.A.

   6.90%, 8/8/2001                                                                          100,000,000               99,998,765

Lasalle Bank N.A.

   5.00%, 2/26/2002                                                                         100,000,000               99,987,310

National City Bank

   3.78%, 4/4/2002                                                                          100,000,000  (a)          99,977,992

U.S. Bank National Association, MN

   6.60%, 11/23/2001                                                                        100,000,000               99,988,679

TOTAL SHORT-TERM BANK NOTES

   (cost $744,938,920)                                                                                               744,938,920



                                                                                              Principal
TIME DEPOSITS--2.2%                                                                          Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

State Street Bank & Trust Co. (Grand Cayman)

  3.94%, 7/2/2001

   (cost $136,181,000)                                                                      136,181,000              136,181,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $6,550,295,132)                                                          104.7%            6,550,295,132

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (4.7%)            (291,061,913)

NET ASSETS                                                                                       100.0%            6,259,233,219

(A)  VARIABLE INTEREST RATE-SUBJECT TO PERIODIC CHANGE.

(B)  THESE NOTES WERE ACQUIRED FOR INVESTMENT, AND NOT WITH THE INTENT TO
     DISTRIBUTE OR SELL. SECURITIES RESTRICTED AS TO PUBLIC RESALE. THESE
     SECURITIES WERE ACQUIRED FROM 2/27/2001 TO 5/29/2001 AT A COST OF PAR
     VALUE. AT JUNE 30, 2001, THE AGGREGATE VALUE OF THESE SECURITIES WAS
     $275,000,000 REPRESENTING 4.4% OF NET ASSETS AND ARE VALUED AT AMORTIZED
     COST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         6,550,295,132  6,550,295,13

Cash                                                                 13,088,901

Interest receivable                                                  55,600,379

Prepaid expenses                                                        247,499

                                                                  6,619,231,911
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         4,167,447

Payable for investment securities purchased                         355,000,000

Accrued expenses                                                        831,245

                                                                    359,998,692
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    6,259,233,219
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   6,258,575,745

Accumulated undistributed investment income--net                        656,836

Accumulated net realized gain (loss) on investments                         638
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    6,259,233,219
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(25 billion shares of $.001 par value Common Stock authorized)    6,259,451,187

NET ASSET VALUE, offering and redemption price per share ($)              1.00

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Six Months Ended June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                    170,463,004

EXPENSES:

Management fee--Note 2(a)                                           14,285,819

Shareholder servicing costs--Note 2(b)                               5,757,237

Prospectus and shareholders' reports                                   196,752

Custodian fees                                                         119,904

Directors' fees and expenses--Note 2(c)                                112,260

Registration fees                                                       62,772

Professional fees                                                       20,069

Miscellaneous                                                           12,048

TOTAL EXPENSES                                                      20,566,861

INVESTMENT INCOME--NET, REPRESENTING NET INCREASE

  IN NET ASSETS RESULTING FROM OPERATIONS                          149,896,143

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2001           Year Ended
                                              (Unaudited)    December 31, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                        149,896,143          326,905,435

Net realized gain (loss) from investments             --                (5,642)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  149,896,143          326,899,793
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                       (151,195,649)        (324,949,093)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold               2,579,077,849       20,959,916,587

Dividends reinvested                           62,833,915          183,885,783

Cost of shares redeemed                    (2,408,388,257)     (20,517,947,621)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           233,523,507           625,854,749

TOTAL INCREASE (DECREASE) IN NET ASSETS      232,224,001           627,805,449
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         6,027,009,218        5,399,203,769

END OF PERIOD                               6,259,233,219        6,027,009,218

Undistributed investment income--net              656,836           1,956,342

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                               Six Months Ended
                                  June 30, 2001                                  Year Ended December 31,
                                                                 -------------------------------------------------------------------
                                      (Unaudited)          2000          1999            1998            1997            1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                      1.00           1.00          1.00            1.00             1.00            1.00

Investment Operations:

Investment income--net                      .025           .057          .045            .049             .049            .048

Distributions:

Dividends from
   investment
   income--net                             (.025)         (.057)        (.045)          (.049)           (.049)          (.048)

Net asset value,
   end of period                            1.00           1.00          1.00            1.00             1.00            1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                            5.00(a)        5.85          4.59            4.97             5.04            4.91
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                     .67(a)         .72           .74             .74              .74             .76

Ratio of net investment
   income to average
   net assets                               4.89(a)        5.73          4.49            4.85             4.92            4.76

Decrease reflected
   in above expense
   ratios due to
   undertakings by
   The Dreyfus Corporation                    --             --            --             .01              .01             .02
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of
   period ($ x 1,000)                  6,259,233      6,027,009      5,399,204       5,384,532        4,566,292       4,714,699

(A)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus  Liquid  Assets,  Inc.  (the  "fund") is registered under the Investment
Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value of per share $1.00.

The fund's statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller's agreement to repurchase and the fund' s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the fund to declare and pay dividends from investment income-net on each business day. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

On  July  2, 2001, the fund declared a cash dividend of approximately $.0001 per
share   from  undistributed  investment  income-net  which  included  investment income-net for Saturday June 30, 2001.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

At June 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 2--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is based on the value of the fund's average daily net assets and is computed at the following annual rates: 1/2 of 1% of the first $1.5 billion; 48/100ths of 1% of the next $500 million; 47/100ths of 1% of the next $500 million; and 45/100ths of 1% over $2.5 billion. The fee is payable monthly. The Agreement provides that if any full fiscal year the aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1% of the value of the fund's average net assets for any full year, the Manager will refund to the fund, or bear, the excess over 1%. The Manager had undertaken from January 1, 2001 through June 30, 2001 to reduce the management fee paid by the fund, to the extent that the fund's aggregate annual expenses (exclusive of certain expenses as described above) exceeded an annual rate of .75 of 1% of the value of the fund's average daily net assets. During the period ended June 30, 2001, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2001, the fund was charged $2,250,097 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2001, the fund was charged $2,826,253 pursuant to the transfer agency agreement.


(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund

                        For More Information

                        Dreyfus Liquid Assets, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:


BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL Send your request
to info@dreyfus.com

ON THE INTERNET Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  039SA0601